DIREXION SHARES ETF TRUST

Direxion Daily SpaceX Bull 2X ETF (LOFF)
Direxion Daily SpaceX Bear 2X ETF
(each a “Fund” and collectively, the “Funds”)

Supplement dated July 21, 2026 to the
Summary Prospectus, Prospectus and
Statement of Information (“SAI”), each dated June 8, 2026

Creation Unit Size
Effective as of market open on July 24, 2026, the size of a Creation Unit for the Funds is changed from 25,000 to 10,000 shares. All references to a Creation Unit in a Fund’s Summary Prospectus, Prospectus and SAI are thereby updated to 10,000.
Trading Symbol Update
Effective immediately, the trading symbol for the Direxion Daily SpaceX Bear 2X ETF will be updated to LOFD.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.